                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                  FORM 8-K/A
                     AMENDMENT TO FORM 8-K CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                AMENDMENT NO. 1


               Date of Report (Date of earliest event reported):
                               SEPTEMBER 30, 1997



                          DATAWARE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-21860                 06-1232140
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)



                ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS  02142
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 621-0820

     The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K (Date of Report: September 30, 1997) as set forth in the pages attached hereto:


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          Not Applicable--See Note A to Unaudited Pro Forma Consolidated Financial Statements

     (b)  Pro Forma Financial Information.
          -------------------------------

                          DATAWARE TECHNOLOGIES, INC.

     The following unaudited pro forma consolidated statements of operations present the results of operations of Dataware Technologies, Inc. and consolidated subsidiaries as if the sale of the data services businesses to Information Handling Services Group, Inc. had occurred on December 31, 1995, and after giving effect to the adjustments described in the accompanying notes.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the sale had taken place before the beginning of the earliest period presented, nor is it necessarily indicative of future operating results.

     These unaudited pro forma consolidated statements of operations have been derived from, and should be read in conjunction with, the audited consolidated financial statements of Dataware Technologies, Inc. filed with the Securities and Exchange Commission in its Form 10-K for the year ended December 31, 1996, and the unaudited financial statements of Dataware Technologies, Inc. filed with the Securities and Exchange Commission in its Form 10-Q and Form 10-Q/A for the nine months ended September 30, 1997.

                          Dataware Technologies, Inc.
           Unaudited Pro Forma Consolidated Statement of Operations
                         Year Ended December 31, 1996
                     (In thousands, except per share data)


                                                                BUSINESSES
                                                  ACTUAL           SOLD       ADJUSTMENTS    PRO FORMA
                                                 --------       --------        --------      --------
                                                                                (Note B)
Revenues
     Software license fees                       $ 16,502        $ 7,068         $   ---       $ 9,434
     Services                                      20,957         13,305             ---         7,652
                                                 --------       --------        --------      --------
          Total revenues                           37,459         20,373             ---        17,086
                                                 --------       --------        --------      --------
Cost of revenues
     Software license fees                          3,437          1,131             ---         2,306
     Write down of capitalized software
          and intangible assets                     1,926            ---             ---         1,926
     Services                                      12,938         10,276             ---         2,662
                                                 --------       --------        --------      --------
          Total cost of revenues                   18,301         11,407             ---         6,894
                                                 --------       --------        --------      --------
Gross margin                                       19,158          8,966             ---        10,192
                                                 --------       --------        --------      --------
Operating expenses
     Sales and marketing                           17,679          7,568             ---        10,111
     Product development                            8,144            265             ---         7,879
     General and administrative                     6,603          1,241             ---         5,362
     Write down of goodwill and other
          non-recurring charges                     1,889            290             ---         1,599
     Charge for purchased in-process
          research and development                  1,861            793             ---         1,068
                                                 --------       --------        --------      --------
          Total operating expenses                 36,176         10,157             ---        26,019
                                                 --------       --------        --------      --------
Loss from operations                              (17,018)        (1,191)            ---       (15,827)
Interest income                                       405             19             ---           386
Interest expense                                      (19)           (12)             (7)          ---
Settlement of litigation                           (2,823)           ---             ---        (2,823)
Other income (expenses), net                          144             (1)            ---           145
                                                 --------       --------        --------      --------
Loss before benefit from income taxes             (19,311)        (1,185)             (7)      (18,119)
Benefit from income taxes                             ---            ---             ---           ---
                                                 --------       --------        --------      --------
Net loss                                         $(19,311)      $ (1,185)       $     (7)     $(18,119)
                                                 ========       ========        ========      ========
Net loss per common share                        $  (3.01)                                    $  (2.82)
                                                 ========                                     ========
Weighted average number of common shares            6,425                                        6,425
                                                 ========                                     ========

                            See accompanying notes.

                          Dataware Technologies, Inc.
           Unaudited Pro Forma Consolidated Statement of Operations
                     Nine months Ended September 30, 1997
                     (In thousands, except per share data)

                                                                BUSINESSES
                                                  ACTUAL           SOLD       ADJUSTMENTS    PRO FORMA
                                                 --------       --------        --------      --------
                                                                                (Note B)
Revenues
     Software license fees                        $14,621        $ 4,681          $  ---       $ 9,940
     Services                                      14,896          8,156             ---         6,740
                                                 --------       --------        --------      --------
          Total revenues                           29,517         12,837             ---        16,680
                                                 --------       --------        --------      --------
Cost of revenues
     Software license fees                          2,053            239             ---         1,814
     Services                                       9,136          7,206             ---         1,930
                                                 --------       --------        --------      --------
          Total cost of revenues                   11,189          7,445             ---         3,744
                                                 --------       --------        --------      --------
Gross margin                                       18,328          5,392             ---        12,936
                                                 --------       --------        --------      --------
Operating expenses
     Sales and marketing                           13,664          5,922             ---         7,742
     Product development                            5,362            234             ---         5,128
     General and administrative                     4,825            831             ---         3,994
                                                 --------       --------        --------      --------
          Total operating expenses                 23,851          6,987             ---        16,864
                                                 --------       --------        --------      --------
Loss from operations                               (5,523)        (1,595)            ---        (3,928)
Interest income                                        36             15             ---            21
Interest expense                                     (276)           (23)           (253)          ---
Gain on sale of portion of service business         2,197            ---           2,197           ---
Other income (expenses), net                         (277)            84             ---          (361)
                                                 --------       --------        --------      --------
Loss before benefit from income taxes              (3,843)        (1,519)          1,944        (4,268)
Benefit from income taxes                             ---            ---             ---           ---
                                                 --------       --------        --------      --------
Net loss                                           (3,843)        (1,519)          1,944        (4,268)
Dividends and accretion of preferred stock            677            ---             ---           677
                                                 --------       --------        --------      --------
Net loss to common shareholders                   $(4,520)       $(1,519)         $1,944       $(4,945)
                                                 ========       ========        ========      ========
Net loss per common share                          $(0.64)                                      $(0.70)
                                                 ========                                     ========
Weighted average number of common shares            7,108                                        7,108
                                                 ========                                     ========

                            See accompanying notes.

                          DATAWARE TECHNOLOGIES, INC.

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Note A:  Basis of Presentation

On September 30, 1997, the Company sold a portion of its data services business, consisting of the stock of five foreign subsidiaries and certain other assets of the Company, to Information Handling Services Group, Inc. ("IHS") and acquired 100% of the stock of Creative Multimedia Corporation ("CMC") from IHS. The statement of operations for the nine months ended September 30, 1997, includes a $2.2 million gain on this transaction; however, the Company's agreement with IHS provides for a final purchase price adjustment on February 27, 1998, at which time the Company will determine the ultimate gain on the transaction.

Since the transaction was reflected in the unaudited consolidated balance sheet as of September 30, 1997, which was included in the financial statements of Dataware Technologies, Inc. filed with the Securities and Exchange Commission in its Form 10-Q for the nine months ended September 30, 1997, the accompanying pro forma financial statements do not include a pro forma balance sheet.

The results of the continuing operations of CMC for the year ended December 31, 1996, and the nine months ended September 30, 1997, are not significant in the context of the consolidated results of the Company. Accordingly, these results have not been included in the accompanying pro forma financial statements.

Note B:  Adjustments to Statements of Operations

The statements of operations for the year ended December 31, 1996, and the nine months ended September 30, 1997, give effect to the following pro forma adjustments:

     (a) to record reduction of interest expense resulting from a reduction in short-term borrowings by the proceeds on disposal of $6.8 million, or part thereof.

     (b) to remove the gain on sale resulting from this transaction, previously recognized in the unaudited financial statements of Dataware Technologies, Inc. filed with the Securities and Exchange Commission in its Form 10-Q for the nine months ended September 30, 1997.

(c)  Exhibits
     --------

Exhibit
  No.                 Description
-------               -----------
  2 Agreement dated September 26, 1997, between Dataware Technologies, Inc. and Information Handling Services Group, Inc. Pursuant to
          Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request. Filed as Exhibit 2 to the Company's October 14, 1997 Form 8-K and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 10, 1997                DATAWARE TECHNOLOGIES, INC.



                                    By: /s/ Michael Gonnerman
                                       ------------------------
                                       Michael Gonnerman
                                       Acting Chief Financial Officer
                                       (Principal Financial and Principal
                                       Accounting Officer)

                                 EXHIBIT INDEX


Exhibit
  No.                 Description
-------               -----------
  2 Agreement dated September 26, 1997, between Dataware Technologies, Inc. and Information Handling Services Group, Inc. Pursuant to
          Item 601(b)(2) of Regulation S-K, the schedules and exhibits referred to in the Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule and exhibit to the Commission upon request. Filed as Exhibit 2 to the Company's October 14, 1997 Form 8-K and incorporated herein by reference.